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                                                                 EXHIBIT 23.9 TO
                                                          REGISTRATION STATEMENT
                                                                     ON FORM S-4

                         INDEPENDENT AUDITOR'S CONSENT

We have issued our report dated November 30, 1993, accompanying the financial statements of Home Solution, Inc., contained in the Registration Statement and related Prospectus on Form S-4 of Coram Healthcare Corporation. We consent to the use of the aforementioned report in the Registration Statement and Prospectus.

                                                 /s/  GRANT THORNTON
                                                      Grant Thornton

Salt Lake City, Utah
June 3, 1994